SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries

Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

Other subsidiaries:

AIOP Brentwood West, L.L.C., a Delaware limited liability company
AIOP Florida Properties I, L.L.C., a Delaware limited liability company
AIOP Florida Properties II, L.L.C., a Delaware limited liability company
AIOP Gulfstream Harbor, L.L.C., a Delaware limited liability company
AIOP Gulfstream Outlots, L.L.C., a Delaware limited liability company
AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company
AIOP Serendipity, L.L.C., a Delaware limited liability company
ALL Acquisition, L.L.C., a Delaware limited liability company
Allegany Communities, LLC, a Delaware limited liability company
AMLL Mountain View Estates, LLC, a Delaware limited liability company
AMLL Mountain View Estates Holding, LLC, a Delaware limited liability company
Apple Carr Village MHP Holding Company #1, LLC, a Michigan limited liability company
Apple Carr Village Mobile Home Park, LLC, a Michigan limited liability company
Apple Orchard, L.L.C., a Michigan limited liability company
Aspen-Alpine Project, LLC, a Michigan limited liability company
Aspen-Brentwood Project, LLC, a Michigan limited liability company
Aspen-Byron Project, LLC, a Michigan limited liability company
Aspen-Country Project, LLC, a Michigan limited liability company
Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership
Aspen-Grand Project, LLC, a Michigan limited liability company
Aspen-Holland Estates, LLC, a Michigan limited liability company
Aspen-Town & Country Associates II, LLC, a Michigan limited liability company
Asset Investors Operating Partnership, L.P., a Delaware limited partnership
Blue Heron Delaware One LLC, a Delaware limited liability company
Blue Heron Delaware Two LLC, a Delaware limited liability company
Brentwood Delaware One LLC, a Delaware limited liability company
Brentwood Delaware Two LLC, a Delaware limited liability company
Bright Insurance Agency, Inc., a Michigan corporation
Brookside Village MHP Holding Company #1, LLC, a Michigan limited liability company
Brookside Village Mobile Home Park, LLC, a Michigan limited liability company
Carriage Cove, LLC, a Delaware limited liability company
Carriage Cove Holding, LLC, a Delaware limited liability company
CAX Cypress Greens, L.L.C., a Delaware limited liability company
CAX La Casa Blanca, L.L.C., a Delaware limited liability company
CAX La Casa Blanca East, L.L.C., a Delaware limited liability company
CAX Lakeshore, L.L.C., a Delaware limited liability company
CAX Rancho Mirage, L.L.C., a Delaware limited liability company
Cider Mill Village Mobile Home Park, LLC, a Michigan limited liability company
Comal Farms Manager LLC, a Michigan limited liability company
Community Blue Heron Pines Joint Venture LLC, a Delaware limited liability company
Community Brentwood Joint Venture LLC, a Delaware limited liability company
Community Savanna Club Joint Venture, a Delaware general partnership
Community Sunlake Joint Venture, a Delaware general partnership
Country Hills Village Mobile Home Park, LLC, a Michigan limited liability company
Country Meadows Village MHP Holding Company #1, LLC, a Michigan limited liability company
Country Meadows Village Mobile Home Park, LLC, a Michigan limited liability company
CP Comal Farms Limited Partnership, a Michigan limited partnership
CP Creekside LLC, a Michigan limited liability company
CP Woodlake Limited Partnership, a Michigan limited partnership
Creekside Manager LLC, a Michigan limited liability company
DELP GP, LLC, a Delaware limited liability company
DELP Property, LLC, a Delaware limited liability company
D-E Limited Partnership, an Illinois limited partnership
Dutton Mill Village, LLC, a Michigan limited liability company
Egelcraft, LLC, a Delaware limited liability company
East Fork Crossing Manager LLC, a Michigan limited liability company
FC East Fork Crossing LLC, a Michigan limited liability company
FC Glen Laurel LLC, a Michigan limited liability company
FC Meadowbrook LLC, a Michigan limited liability company
FC Pebble Creek LLC, a Michigan limited liability company
FC River Ranch Limited Partnership, a Michigan limited partnership
FC Stonebridge Limited Partnership, a Michigan limited partnership
FC Summit Ridge Limited Partnership, a Michigan limited partnership
FC Sunset Ridge Limited Partnership, a Michigan limited partnership
Fiesta SPE, L.L.C., an Arizona limited liability company
Fox Creek Reserve, L.L.C., a Delaware limited liability company
GCP Countryside GP, LLC, a Delaware limited liability company
GCP Countryside Limited Partnership, a Delaware limited partnership
GCP Countryside Montana, LLC, a Delaware limited liability company
GCP Countryside Montana Holding, LLC, a Delaware limited liability company
GCP Fairfield Village, LLC, a Delaware limited liability company
GCP I Capital, LLC, a Delaware limited liability company
GCP Kings Pointe, LLC, a Delaware limited liability company
GCP LaCosta Holding, LLC, a Delaware limited liability company
GCP Lake Pointe Village, LLC, a Delaware limited liability company
GCP Lakeshore, LLC, a Delaware limited liability company
GCP Lamplighter, LLC, a Delaware limited liability company
GCP Lamplighter Holding, LLC, a Delaware limited liability company
GCP Maplewood, LLC, a Delaware limited liability company
GCP Maplewood Holding, LLC, a Delaware limited liability company
GCP Maplewood Two, LLC, a Delaware limited liability company
GCP Murex Holding, LLC, a Delaware limited liability company
GCP Oak Creek, LLC, a Delaware limited liability company
GCP Oak Creek Holding, LLC, a Delaware limited liability company
GCP Parkside Holding, LLC, a Delaware limited liability company
GCP Parkside Village, LLC, a Delaware limited liability company
GCP Plantation Landings, LLC, a Delaware limited liability company
GCP Plantation Landings Holding, LLC, a Delaware limited liability company
GCP Skyline, LLC, a Delaware limited liability company
GCP Smart Holding, LLC, a Delaware limited liability company
GCP Smart Parent, LLC, a Delaware limited liability company
GCP Stewartville, LLC, a Delaware limited liability company
GCP Sundance, LLC, a Delaware limited liability company
GCP Swan Meadow, LLC, a Delaware limited liability company
GCP Town and Country, LLC, a Delaware limited liability company
GCP Town and Country Holding, LLC, a Delaware limited liability company
GCP Valley View, LLC, a Delaware limited liability company
GCP Walden Woods One, LLC, a Delaware limited liability company
GCP Walden Woods Two, LLC, a Delaware limited liability company
GCP Westside Ridge, LLC, a Delaware limited liability company
GCP Wildwood, LLC, a Delaware limited liability company
GCP Wildwood Holdings, LLC, a Delaware limited liability company
Glen Laurel Manager LLC, a Michigan limited liability company
Green Courte R.E.Fund, LLC, a Delaware limited liability company
Hickory Hills Village, LLC, a Michigan limited liability company
Hickory Hills Village MHP Holding Company #1, LLC, a Michigan limited liability company
Hidden Ridge An RV Community, LLC, a Michigan limited liability company
Hidden Ridge RV Park Holding Company #1, LLC, a Michigan limited liability company
High Point Associates, L.P., a Delaware limited partnership
High Point GP One LLC, a Michigan limited liability company
Holiday West Village MHP Holding Company #1, LLC, a Michigan limited liability company
Holiday West Village Mobile Home Park, LLC, a Michigan limited liability company
LaCosta Property, LLC, a Delaware limited liability company
Lakeshore Landings, LLC, a Delaware limited liability company
Lakeshore Utilities, Inc., a Delaware corporation
Lakeshore Utilities, L.L.C., a Delaware limited liability company
Leisure Village MHP Holding Company #1, LLC, a Michigan limited liability company
Leisure Village Mobile Home Park, LLC, a Michigan limited liability company
LIW Limited Partnership, a Michigan limited partnership
Maple Brook, L.L.C., an Illinois limited liability company
McIntosh Utilities, Inc., a Florida non-profit corporation
Meadowbrook Manager LLC, a Michigan limited liability company
Meadow Lake Development Company LLC, a Michigan limited liability company
Miami Lakes GP One LLC, a Michigan limited liability company
Miami Lakes GP Two LLC, a Michigan limited liability company
Miami Lakes QRS, Inc., a Michigan corporation
Miami Lakes Venture Associates, a Florida general partnership
Oak Island Village MHP Holding Company #1, LLC, a Michigan limited liability company
Oak Island Village Mobile Home Park, LLC, a Michigan limited liability company
Oak Ridge, L.L.C., an Illinois limited liability company
Palm Creek Holdings LLC, an Arizona limited liability company
Park Place Community, L.L.C., a Delaware limited liability company
Park Royale MHP, L.L.C, a Delaware limited liability company
Pebble Creek Manager LLC, a Michigan limited liability company
Pelican Bay Communities, LLC, a Delaware limited liability company
Pelican Commercial, LLC, a Delaware limited liability company
Pinebrook Village Mobile Home Park, LLC, a Michigan limited liability company
Prime-Forest Partners, a Florida general partnership
R.E.Fund Newport, LLC, a Delaware limited liability company
River Haven Operating Company LLC, a Michigan limited liability company
River Ranch Manager LLC, a Michigan limited liability company
River Ridge Equities LLC, a Michigan limited liability company
River Ridge Investments LLC, a Michigan limited liability company
Riverside Golf Course Community, L.L.C., a Delaware limited liability company
Riverside Utilities, L.L.C., a Delaware limited liability company
Royal Palm Village, L.L.C., a Delaware limited liability company
Savanna Eagles Retreat, L.L.C., a Delaware limited liability company
Savanna Landlord, L.L.C., a Delaware limited liability company
Savanna Links, L.L.C., a Delaware limited liability company
Savanna Preserve, L.L.C., a Delaware limited liability company
SCF Manager Inc., a Michigan corporation
Sea Breeze GP One LLC, a Michigan limited liability company
Sea Breeze Limited Partnership, a Delaware limited partnership
Sheffield MHP, LLC, a Michigan limited liability company
Sky Harbor Property, LLC, a Delaware limited liability company
Snowbird Concessions, Inc., a Texas corporation
Southwood Village MHP Holding Company #1, LLC, a Michigan limited liability company
Southwood Village Mobile Home Park, LLC, a Michigan limited liability company
SR East LLC, a Delaware limited liability company
SR Hunters Crossing LLC, a Michigan limited liability company
SR Silver Springs LLC, a Michigan limited liability company
SR West LLC, a Michigan limited liability company
Stonebridge Manager LLC, a Michigan limited liability company
Stonebrook Community, L.L.C., a Delaware limited liability company
Summit Ridge Manager LLC, a Michigan limited liability company
Sun ACQ LLC, a Michigan limited liability company
Sun AIOP GP LLC, a Delaware limited liability company
Sun Arbor Terrace LLC, a Michigan limited liability company
Sun Ariana LLC, a Michigan limited liability company
Sun Bell Crossing LLC, a Michigan limited liability company
Sun Big Timber RV LLC, a Michigan limited liability company
Sun Blazing Star LLC, a Delaware limited liability company
Sun Blueberry Hill LLC, a Michigan limited liability company
Sun Camelot Villa LLC, a Michigan limited liability company
Sun Candlelight Village LLC, a Michigan limited liability company
Sun Candlewick LLC, a Michigan limited liability company
Sun Cave Creek LLC, a Michigan limited liability company
SunChamp Holdings LLC, a Michigan limited liability company
SunChamp LLC, a Michigan limited liability company
Sun Cider Mill Crossings LLC, a Michigan limited liability company
Sun Club Naples LLC, a Michigan limited liability company
Sun Cobus Green LLC, a Michigan limited liability company
Sun Communities Acquisitions, LLC, a Michigan limited liability company
Sun Communities Finance, LLC, a Michigan limited liability company
Sun Communities Financial LLC, a Michigan limited liability company
Sun Communities Funding GP L.L.C., a Michigan limited liability company
Sun Communities Funding II LLC, a Michigan limited liability company
Sun Communities Funding Limited Partnership, a Michigan limited partnership
Sun Communities Mezzanine Lender, LLC, a Michigan limited liability company
Sun Communities Springing Corp., a Michigan corporation
Sun Communities Texas Limited Partnership, a Michigan limited partnership
Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership
Sun Continental North LLC, a Michigan limited liability company
Sun Countryside Atlanta LLC, a Michigan limited liability company
Sun Countryside Lake Lanier LLC, a Michigan limited liability company
Sun Deerfield Run LLC, a Michigan limited liability company
Sun Driftwood RV LLC, a Michigan limited liability company
Sun Financial, LLC, a Michigan limited liability company
Sun Financial Texas Limited Partnership, a Michigan limited partnership
Sun Fisherman’s Cove LLC, a Michigan limited liability company
Sun/Forest Holdings LLC, a Michigan limited liability company
Sun/Forest LLC, a Michigan limited liability company
Sun Forest Meadows LLC a Michigan limited liability company
Sun Four Seasons LLC, a Michigan limited liability company
Sun Gold Coaster LLC, a Michigan limited liability company
Sun GP L.L.C., a Michigan limited liability company
Sun Grand Lake Golf, Inc., a Michigan corporation
Sun Grand Lake LLC, a Michigan limited liability company
Sun Groves LLC, a Michigan limited liability company
Sun Gwinnett LLC, a Michigan limited liability company
Sun Gwynn’s Island RV LLC, a Michigan limited liability company
Sun Gypsum Mill Development LLC, a Michigan limited liability company
Sun Gypsum Mill East LLC, a Michigan limited liability company
Sun Gypsum Mill West LLC, a Michigan limited liability company
Sun Hatch Court LLC, a Michigan limited liability company
Sun HG Limited Partnership, a Michigan limited partnership
Sun High Point QRS, Inc., a Michigan corporation
Sun Holly Forest LLC, a Michigan limited liability company
Sun Home Services, Inc., a Michigan corporation
Sun Hunters Glen LLC, a Michigan limited liability company
Sun Indian Creek LLC, a Michigan limited liability company
Sun Indian Creek RV LLC, a Michigan limited liability company
Sun Island Lakes LLC, a Michigan limited liability company
Sun Jelly-Birchwood NY RV LLC, a Michigan limited liability company
Sun Jelly-WNY RV LLC, a Michigan limited liability company
Sun Kings Lake LLC, a Michigan limited liability company
Sun Knollwood LLC, a Michigan limited liability company
Sun Lafayette Place LLC, a Michigan limited liability company
Sunlake Estates Utilities, L.L.C., a Delaware limited liability company
Sun Lake Juliana LLC, a Michigan limited liability company
Sun Lake Laurie RV LLC, a Michigan limited liability company
Sun Lake San Marino LLC, a Michigan limited liability company
Sun Lakeview LLC, a Michigan limited liability company
Sun Lender RV LLC, a Michigan limited liability company
Sun Life Associates Limited Partnership, an Arizona limited partnership
Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership
Sun LIW GP LLC, a Michigan limited liability company
Sun MA, LLC, a Michigan limited liability company
Sun Meadowbrook FL LLC, a Michigan limited liability company
Sun MHC Development LLC, a Michigan limited liability company
Sun Naples Gardens LLC, a Michigan limited liability company
Sun Newpoint RV LLC, a Michigan limited liability company
Sun North Lake Estates LLC, a Michigan limited liability company
Sun Northville Crossing LLC, a Michigan limited liability company
Sun Oakcrest Limited Partnership, a Michigan limited partnership
SUNOA, LLC, a Michigan limited liability company
Sun OFI, LLC, a Michigan limited liability company
Sun Orange City LLC, a Michigan limited liability company
Sun Orange Tree LLC, a Michigan limited liability company
Sun Palm Creek SPC, LLC, a Delaware limited liability company
Sun Paso Robles RV LLC, a Michigan limited liability company
Sun Peters Pond RV LLC, a Michigan limited liability company
Sun Pheasant Ridge Limited Partnership, a Michigan limited partnership
Sun Pine Hills LLC, a Michigan limited liability company
Sun Pine Trace Limited Partnership, a Michigan limited partnership
Sun Pool 1 LLC, a Michigan limited liability company
Sun Pool 3 LLC, a Michigan limited liability company
Sun Pool 8 LLC, a Michigan limited liability company
Sun Pool 12 LLC, a Michigan limited liability company
Sun QRS Countryside Manager, Inc., a Michigan corporation
Sun QRS Gwinnett, Inc., a Michigan corporation
Sun QRS, Inc., a Michigan corporation
Sun QRS Knollwood, Inc., a Michigan corporation
Sun QRS Pool 1, Inc., a Michigan corporation
Sun QRS Pool 2, Inc., a Michigan corporation
Sun QRS Pool 4, Inc., a Michigan corporation
Sun QRS Pool 8, Inc., a Michigan corporation
Sun QRS Pool 9, Inc., a Michigan corporation
Sun QRS Pool 11, Inc., a Michigan corporation
Sun QRS Pool 12, Inc., a Michigan corporation
Sun QRS Pool 13, Inc., a Michigan corporation
Sun QRS Pool A, Inc., a Michigan corporation
Sun QRS Pool B, Inc., a Michigan corporation
Sun QRS River Ridge, Inc., a Michigan corporation
Sun QRS Sheffield, Inc., a Michigan corporation
Sun Rainbow RV LLC, a Michigan limited liability company
Sun Receivables LLC, a Delaware limited liability company
Sun Resort Amenities LLC, a Michigan limited liability company
Sun Richmond Industrial LLC, a Michigan limited liability company
Sun Richmond LLC, a Michigan limited liability company
Sun River Ridge II LLC, a Michigan limited liability company
Sun River Ridge Limited Partnership, a Michigan limited partnership
Sun Rudgate Lender LLC, a Michigan limited liability company
Sun Saco RV LLC, a Michigan limited liability company
Sun Saddle Brook Limited Partnership, a Michigan limited partnership
Sun Saddle Oak LLC, a Michigan limited liability company
Sun Scio Farms LLC, a Michigan limited liability company
Sun Sea Breeze QRS, Inc., a Michigan corporation
Sun Seaport RV LLC, a Michigan limited liability company
Sun Seashore RV, LLC, a Michigan limited liability company
Sun Secured Financing GP, Inc., a Michigan corporation
Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership
Sun Secured Financing LLC, a Michigan limited liability company
Sunset Ridge Manager LLC, a Michigan limited liability company
Sun Siesta Bay LLC, a Michigan limited liability company
Sun Silver Star LLC, a Michigan limited liability company
Sun Southfork LLC, a Michigan limited liability company
Sun Sylvan Lender LLC, a Michigan limited liability company
Sun Tampa East, LLC, a Michigan limited liability company
Sun Texas Pool Limited Partnership, a Michigan limited partnership
Sun Texas QRS, Inc., a Michigan corporation
Sun Three Lakes LLC, a Michigan limited liability company
Sun TRS Big Timber LLC, a Michigan limited liability company
Sun TRS Blue Heron Pines LLC, a Michigan limited liability company
Sun TRS Castaways LLC, a Michigan limited liability company
Sun TRS Castaways SPE, Inc., a Michigan corporation
Sun TRS Cypress Greens LLC, a Michigan limited liability company
Sun TRS Driftwood LLC, a Michigan limited liability company
Sun TRS Gwynn’s Island LLC, a Michigan limited liability company
Sun TRS Indian Creek LLC, a Michigan limited liability company
Sun TRS Jelly-Birchwood NY LLC, a Michigan limited liability company
Sun TRS Jelly-WNY LLC, a Michigan limited liability company
Sun TRS Lake Laurie LLC, a Michigan limited liability company
Sun TRS Lake Rudolph LLC, a Michigan limited liability company
Sun TRS LIW LLC, a Michigan limited liability company
Sun TRS LL Castaways LLC, a Michigan limited liability company
Sun TRS Newpoint LLC, a Michigan limited liability company
Sun TRS Palm Creek LLC, a Michigan limited liability company
Sun TRS Peters Pond LLC, a Michigan limited liability company
Sun TRS Riverside LLC, a Michigan limited liability company
Sun TRS Saco LLC, a Michigan limited liability company
Sun TRS Seaport LLC, a Michigan limited liability company
Sun TRS Seashore LLC, a Michigan limited liability company
Sun TRS Vines LLC, a Michigan limited liability company
Sun TRS Virginia Park LLC, a Michigan limited liability company
Sun TRS Wagon Wheel LLC, a Michigan limited liability company
Sun TRS Westward Ho LLC, a Michigan limited liability company
Sun TRS Wild Acres LLC, a Michigan limited liability company
Sun TRS Wine Country LLC, a Michigan limited liability company
Sun Vacation Rentals LLC, a Michigan limited liability company
Sun Valley Arizona, L.L.C., a Delaware limited liability company
Sun Village Trails LLC, a Michigan limited liability company
Sun Villa MHC LLC, a Michigan limited liability company
Sun Vines RV LLC, a Michigan limited liability company
Sun Virginia Park RV LLC, a Michigan limited liability company
Sun Wagon Wheel RV LLC, a Michigan limited liability company
Sun Water Oak Golf, Inc., a Michigan corporation
Sun Westward Ho RV LLC, a Michigan limited liability company
Sun Wild Acres RV LLC, a Michigan limited liability company
Sun Wine Country RV LLC, a Michigan limited liability company
Sun Woods Edge LLC, a Michigan limited liability company
Sun/York L.L.C., a Michigan limited liability company
Sycamore Village MHP Holding Company #1, LLC, a Michigan limited liability company
Sycamore Village Mobile Home Park, LLC, a Michigan limited liability company
Tamarac Village MHP Holding Company #1, LLC, a Michigan limited liability company
Tamarac Village Mobile Home Park, LLC, a Michigan limited liability company
Thunderhill Estates, L.L.C., a Delaware limited liability company
Vizcaya Lakes Communities, LLC, a Delaware limited liability company
Warren Dunes Village MHP Holding Company #1, LLC, a Michigan limited liability company
Warren Dunes Village MHP, LLC, a Delaware limited liability company
Waverly Shores Village MHP Holding Company #1, LLC, a Michigan limited liability company
Waverly Shores Village Mobile Home Park, LLC, a Michigan limited liability company
Wildwood GP, LLC, a Delaware limited liability company
Wildwood L.P., an Illinois limited partnership
Wildwood Sales TRS, LLC, a Delaware limited liability company
Wildwood Titleholder, LLC, a Delaware limited liability company
Windsor Woods Village MHP Holding Company #1, LLC, a Michigan limited liability company
Windsor Woods Village Mobile Home Park, LLC, a Michigan limited liability company
Woodlake Manager LLC, a Michigan limited liability company
Woodlands Church Lake, L.L.C., a Delaware limited liability company

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